SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 29, 2007

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-142252	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631 74-0662730	333-142252-01	ENTERGY GULF STATES RECONSTRUCTION FUNDING I, LLC (a Delaware limited liability company) Capital Center 919 Congress Avenue, Suite 840 Austin, Texas 78701 (409) 981-3000 20-8834449

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In connection with the issuance on June 29, 2007 by Entergy Gulf States Reconstruction Funding I, LLC (the "Issuing Entity") of $329,500,000 Senior Secured Transition Bonds, Series A offered pursuant to the Prospectus dated June 22, 2007 and the Prospectus Supplement dated June 22, 2007, the Issuing Entity and Entergy Gulf States, Inc. ("EGSI") entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

  Exhibits

1.1	Underwriting Agreement dated June 22, 2007, by and among EGSI, the Issuing Entity, and Morgan Stanley & Co. Incorporated, as representative of the underwriters.
4.1	Indenture dated as of June 29, 2007, by and between the Issuing Entity and The Bank of New York, as indenture trustee and securities intermediary (the "Indenture Trustee").
4.2	Series Supplement dated as of June 29, 2007 by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement dated as of June 29, 2007 by and between the Issuing Entity and EGSI, as servicer.
99.2	Transition Property Purchase and Sale Agreement dated as of June 29, 2007 by and between the Issuing Entity and EGSI, as seller.
99.3	Administration Agreement dated as of June 29, 2007, by and between the Issuing Entity and EGSI, as administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY GULF STATES, INC.

By:/s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and Chief
Accounting Officer

Date: July 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY GULF STATES RECONSTRUCTION FUNDING I, LLC

By:/s/ Theodore H. Bunting, Jr.
Theodore H. Bunting, Jr.
Chief Accounting Officer

Date: July 9, 2007

INDEX TO EXHIBITS

1.1	Underwriting Agreement dated June 22, 2007, by and among EGSI, the Issuing Entity, and Morgan Stanley & Co. Incorporated, as representative of the underwriters.
4.1	Indenture dated as of June 29, 2007, by and between the Issuing Entity and The Bank of New York, as indenture trustee and securities intermediary (the "Indenture Trustee").
4.2	Series Supplement dated as of June 29, 2007 by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement dated as of June 29, 2007 by and between the Issuing Entity and EGSI, as servicer.
99.2	Transition Property Purchase and Sale Agreement dated as of June 29, 2007 by and between the Issuing Entity and EGSI, as seller.
99.3	Administration Agreement dated as of June 29, 2007, by and between the Issuing Entity and EGSI, as administrator.